SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 5, 2008 (March 5, 2008)

VIRTUALSCOPICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of Principal Executive Offices)	(Zip Code)

(585) 249-6231
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7	Regulation FD

Items 7.01	Regulation FD Disclosure

On March 5, 2008, VirtualScopics, Inc. issued a press release containing the response of the Company’s President and Chief Executive Officer to recent trading activity in the Company’s common stock and describing the nominations for election to the Board of Directors, approval by the Company’s Board of Directors of an amendment to the Company’s Certificate of Incorporation and submission of such nominees and amendment to the Company’s stockholders for approval. A copy of the Company’s press release is attached as Exhibit 99.1 to this current report on Form 8-K.

The information furnished pursuant to this Item 7.01 and the exhibit hereto shall be deemed “filed” for purposes of Section 14a-12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

99.1	Press Release dated March 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.

Date: March 5, 2008	By:	/s/ Molly Henderson
Name: Molly Henderson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 5, 2008